                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:    February 16, 1995
                   -----------------



                        Federal Realty Investment Trust
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     District of Columbia            1-7533               52-0782497
-----------------------------     -------------     ------------------
(State or other jurisdiction      (Commission        (IRS Employer
 of incorporation)                 File Number)    Identification No.)


4800 Hampden Lane, Suite 500, Bethesda, Maryland              20814
------------------------------------------------           ----------
   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number including area code:  301/652-3360
                                                    ------------



Exhibit Index appears on page 5
-------------------------------

Item 5. OTHER EVENTS

     During the period January 1, 1995 through September 12, 1995 Federal Realty Investment Trust ("the Trust") purchased one shopping center and twelve commercial buildings ("Main Street Retail Properties"). The Trust also purchased a building that was abutting Flourtown Shopping Center, one of its existing centers, for $3.1 million on September 1, 1995. The 302,000 square foot Finley Square Shopping Center was purchased on April 27, 1995 for approximately $18.8 million. The Main Street Retail Properties were purchased for a combined price of approximately $29.8 million, as follows: (1) a 6,800 square foot building in Greenwich, Connecticut for $2.0 million on February 16, 1995; (2) a 125,000 square foot group of seven buildings in West Hartford, Connecticut for $15.3 million on April 5, 1995; (3) a 10,000 square foot retail building in Westport, Connecticut for $5.7 million on June 15, 1995; (4) an 11,000 square foot building in Westfield, New Jersey for $2.1 million on August 16, 1995; (5) a 12,000 square foot building in Brookline, Massachusetts for $3.7 million on September 7, 1995 and (6) a 7,000 square foot building in Evanston, Illinois for $1.0 million on September 12, 1995.

     In addition to the above acquisitions, the Trust purchased two properties that had not been operating properties; on April 12, 1995 the Trust purchased for $12.9 million a 35,500 square foot building in Greenwich, Connecticut, which had been used by its prior owners in its operations and on June 12, 1995 a newly constructed building in an infill space at Bethesda Row, one of its existing properties, for $2.0 million.

     All these purchases were for cash except for the building abutting Flourtown, which was purchased for cash of $1.3 million and the assumption of a $1.8 million mortgage which the Trust intends to prepay in October 1995. The cash for these acquisitions was obtained from the proceeds of the 1995 senior debt offerings and from borrowings on bank credit facilities.

     The Trust acquired the 250,000 square foot Bristol Shopping Center in Bristol, Connecticut on September 22, 1995 for a price of approximately $19.0 million, which was paid by assuming a mortgage of approximately $11.3 million and the issuance of approximately $7.7 million worth of shares of beneficial interest of the Trust. Financial statements for this shopping center are not yet available.

     Financial statements for the acquisition of Finley Square are included in this Form 8-K. The Main Street Retail Properties and Bristol Shopping Center are not individually significant and, in the aggregate, are under 10% of the total assets of the Trust as of December 31, 1994 and their income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle, in the aggregate, for 1995 are expected to be under 10% of the Trust's income from continuing operations. Therefore, audited financial statements for these acquisitions are not included with this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements, pro forma financial information and exhibits are filed as part of this report:

(a) Financial statements of the real estate acquired, prepared pursuant to Rule
3.14 of Regulation S-X:
                                                                            Page
   (1) Audited financial statement of Sidcor Finley Associates

      Independent Auditor's Report                                             6
      Statement of Revenue and Certain Expenses, for the year
         ended December 31, 1994                                               7
      Notes to Statement of Revenue and Certain Expenses                       8

(b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

   (1) Pro Forma Condensed Balance Sheet - June 30, 1995                       *
       Pro Forma Condensed Statement of Operations - Year
          ended December 31, 1994                                              9

       Pro Forma Condensed Statement of Operations  - Six
          months ended June 30, 1995                                          10


     * No pro forma condensed balance sheet as of June 30, 1995 is filed since the acquisition of Finley Square is reflected in the actual balance sheet as of June 30, 1995.

     The pro forma condensed statement of operation for the year ended December 31, 1994 is based on audited historical financial statements of Finley Square and the Trust after giving effect to the acquisition of Finley Square and the adjustments as described in the accompanying notes to the pro forma financial statement.

     The pro forma condensed statement of operation for the six months ended June 30, 1995 is based on unaudited historical financial statements of Finley Square and the Trust after giving effect to the acquisition of Finley Square and the adjustments as described in the accompanying notes to the pro forma financial statement.

     The pro forma financial statements of operation have been prepared by the Trust based upon the financial statements of Sidcor Finley Associates (filed with this report under Item 7(a)). These pro forma financial statements may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of Sidcor Finley Associates, the audited consolidated financial statements of the Trust in its Annual Report on Form 10-K for the year ended December 31, 1994 and the unaudited financial statements of the Trust on Form 10-Q for the six months ended June 30, 1995.

     (c) Exhibits in accordance with the provisions of Item 601 of Regulation
S-K:

        Exhibit 23. Independent Auditor's Consent



                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          Federal Realty Investment Trust
                                               (registrant)

 Date: September 22, 1995                 /s/Cecily A. Ward
                                          Cecily A. Ward
                                          Controller (Principal Accounting
                                          Officer)

                               EXHIBIT INDEX

ITEM NO.                                                PAGE NO.

   (23)   Independent Auditor's Consent                    11

                (Letterhead of Warady & Davis LLP Appears Here)

                          INDEPENDENT AUDITORS' REPORT



Partners
Sidcor Finley Associates
Skokie, Illinois

We have audited the statement of revenue and certain expenses of SIDCOR FINLEY ASSOCIATES (An Illinois Limited Partnership) for the year ended December 31, 1994. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the purchase agreement between SIDCOR FINLEY ASSOCIATES and Federal Realty Investment Trust and is not intended to be a complete presentation of SIDCOR FINLEY ASSOCIATES' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of SIDCOR FINLEY ASSOCIATES for the year ended December 31, 1994, in conformity with generally accepted accounting principles.



June 13, 1995                             Warady & Davis LLP

                                              SIDCOR FINLEY ASSOCIATES
----------------------------------------------------------------------

STATEMENT OF REVENUE AND CERTAIN EXPENSES
For the Year Ended December 31, 1994

----------------------------------------------------------------------

REVENUE
  Rental                           $  1,467,775
  Tenant Reimbursement                  611,179
  Other                                  13,584
                                   ------------
                                                          $  2,092,538

Operating Expenses
  Salaries                               15,256
  Payroll Taxes and Benefits              4,107
  Advertising                             1,128
  Decorating                              6,029
  Grounds and Landscaping                 7,119
  Mall Music                                895
  Management Fees                        73,359
  Professional Services                  21,811
  Property Taxes and Insurance          370,435
  Repairs and Maintenance                48,212
  Security                                3,972
  Sign Maintenance                        5,015
  Snow Removal                           52,839
  Telephone and Paging                      262
  Travel and Entertainment                1,223
  Utilities                              35,053
  Other                                   3,793
                                    ------------
                                                               650,508
----------------------------------------------------------------------

REVENUE IN EXCESS OF CERTAIN EXPENSES                     $  1,442,030
======================================================================

                                                        SIDCOR FINLEY ASSOCIATES
--------------------------------------------------------------------------------

NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

--------------------------------------------------------------------------------

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

The accompanying financial statement includes the operations (see Basis of Presentation below) of a retail shopping center referred to as SIDCOR FINLEY ASSOCIATES (the "Center").

Federal Realty Investment Trust (the "Company") intends to acquire the real estate and assume the outstanding lease obligations of each of the tenants.

BASIS OF PRESENTATION

The accompanying statement of revenue and certain expenses is not representation of the actual operations of SIDCOR FINLEY ASSOCIATES for the period presented as certain expenses, principally depreciation, amortization and interest expense, which may not be comparable to the revenue and expenses expected to be incurred by the Company in the proposed future operations of the Center, have been excluded.

REVENUE RECOGNITION

Rental income is recognized on an accrual basis over the terms of the related leases which approximates a straight-line basis.

NOTE 2 - RELATED PARTY TRANSACTIONS

A company owned by a general partner manages the property for a fee equal to 3-1/2% of gross revenues. The company was compensated $73,359 for 1994.

NOTE 3 - SUBSEQUENT EVENT

The shopping center was sold in April 1995.

                        Federal Realty Investment Trust

                  Pro Forma Condensed Statement of Operations
                                  (unaudited)
                         Year ended December 31, 1994
                     (in thousands, except per share data)

                                                                        Pro Forma Adjustments

                                                                                 Debit      Credit

                                                  Trust        Finley                                Pro Forma
                                                 Actual        Square                                Combined
                                                               Actual
Revenue
   Rental and other income                       $133,831       $2,092                                $135,923
   Interest                                         3,933                                                3,933
                                                  -------        -------                               -------
                                                  137,764        2,092                                 139,856

Expenses
   Interest                                        31,462            0  (1)      1,051                  32,513
   Depreciation and amortization                   29,801            0  (2)        272                  30,073
   Administrative & other charges                   6,661            0                                   6,661
   Other charges                                    1,055            0                                   1,055
   Other operating expenses                        47,927          650                                  48,577
                                                  -------        -------                               -------
                                                  116,906          650                                 118,879
                                                  -------        -------                               -------

Income before investors' share of operations,      20,858        1,442                                  20,977

Investors' share of operations                       (392)           0                                    (392)
                                                 --------        -------                               -------
Net income                                       $ 20,466       $1,442                                $ 20,585
                                                 ========        =======                               =======

Weighted average number of common shares           30,679                                               30,679

Earnings per share                                  $0.67                                                $0.67






    The pro forma condensed statement of operations of the Trust gives effect to the acquisition of Finley Square as though it was acquired at the beginning of the period presented.

(1) Reflects interest expense on revolving credit facilities to purchase Finley Square.
(2) Reflects depreciation based on the book value of depreciable real estate purchased.

                        Federal Realty Investment Trust


                  Pro Forma Condensed Statement of Operations
                                  (unaudited)
                        Six months ended June 30, 1995
                     (in thousands, except per share data)

                                                                         Pro Forma Adjustments


                                                                             Debit    Credit
                                                      Trust    Finley                           Pro Forma
                                                      Actual   Square                           Combined
Revenue
   Rental and other income                            $72,023     $687                           $72,710
   Interest                                             1,893        0                             1,893
                                                        ------   --------                           ----
                                                       73,916      687                            74,603

Expenses
   Interest                                            18,716        0  (1)    438                19,154
   Depreciation and amortization                       16,988        0  (2)     91                17,079
   Administrative & other charges                       2,817        0                             2,817
   Other operating expenses                            23,204      231                            23,435
                                                        ------   --------                         ------
                                                       61,725      231                            62,485
                                                        ------   --------                         ------

Income before investors' share of operations, and                                                 12,118
 loss on real estate to be sold                        12,191      456

Investors' share of operations                            170        0                               170
Loss on real estate to be sold                           (535)       0                              (535)
                                                       -------   --------                         ------
Net income                                            $11,826     $456                           $11,753
                                                       =======   ========                         ======

Weighted average number of common shares               31,691                                     31,691

Earnings per share                                      $0.37                                      $0.37





    The pro forma condensed statement of operations of the Trust gives effect to the acquisition of Finley Square as though it was acquired at the beginning of the period presented. The operations of Finley Square are partially reflected in the Trust actual numbers at June 30, 1995, since Finley Square was purchased on April 27, 1995. Operations for the period prior to acquisition is reflected in the actual numbers for Finley Square.

(1) Reflects additional interest expense on revolving credit facilities as if Finley Square were purchased at the beginning of the period.
(2) Reflects additional depreciation based on the book value of depreciable real estate purchased, as if Finley Square were purchased at the beginning of the period.